Exhibit 10.1

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

SOUTHERN DIVISION

NATIONAL MERCHANT CENTER, INC., a California Corporation,

Plaintiff,

v.

MEDIANET GROUP TECHNOLOGIES, INC. dba DUBLI.COM, a Nevada Corporation; and DOES 1 through 50, inclusive,

Defendant.

MEDIANET GROUP TECHNOLOGIES, INC.,

Counterclaimant,

v.

NATIONAL MERCHANT CENTER, INC., FIRST DATA MERCHANT SERVICES CORPORATION and ROES 1 through 20, inclusive,

Counterdefendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

Case No. 8:11-cv-00433-AG-JCG

DECLARATORY JUDGMENT IN FAVOR OF MEDIANET GROUP TECHNOLOGIES, INC. AND AGAINST NATIONAL MERCHANT CENTER AND FIRST DATA MERCHANT SERVICES, INC. ON MEDIANET'S DECLARATORY JUDGMENT CLAIM FOR IMMEDIATE RETURN OF RESERVE FUNDS [RULE 37]

Complaint Filed: February 9, 2011

Pursuant to Federal Rule of Civil Procedure 57 and 28 U.S.C. § 2201, in accordance with Federal Rule of Civil Procedure 58 and Whitaker v. Garcetti, 486 F.3d 572, 579 (9th Cir. 2007) (requiring a judgment to be set forth on separate document), and consistent with the Court’s Findings of Fact and Conclusions of Law read into the record at the conclusion of the expedited one-day bench trial held on February 24, 2012 as to MediaNet Group Technologies, Inc.’s claim for Declaratory Relief,

IT IS ORDERED, ADJUDGED, AND DECREED:

1. Declaratory judgment is entered in favor of MediaNet Group Technologies, Inc. (“MEDIANET”) and against defendants National Merchant Center, Inc. (“NMC”) and First Data Merchant Services Corporation (“FIRST DATA”) on MEDIANET’s claim for Declaratory Relief regarding the issue of MEDIANET’s claim to the immediate return of $2,133,852.28 of MEDIANET's funds, which were being held in a reserve account (the “Reserve Funds”).

2. MEDIANET is entitled to immediate possession of the Reserve Funds in the amount of $2,133,852.28.

3. The Clerk of Court shall immediate release to counsel for MEDIANET, all of the Reserve Funds which NMC deposited with the Court in Case No. 8:11-cv-00433-AG-JCG and Case No. 2:12-cv-00865-AG-JCG.

4. NMC and FIRST DATA shall immediately release to counsel for MEDIANET the remaining amount of the Reserve Funds.

5. MEDIANET is the prevailing party on its claim for Declaratory Relief for the immediate return of the Reserve Funds, and may seek further relief in accordance with 28 U.S.C. § 2202.

IT IS SO ORDERED.

Dated:	March 28, 2012	/s/ Andrew J. Guilford
Hon. Andrew J. Guilford
Judge, United States District Court

1	PROOF OF SERVICE

2

3	STATE OF CALIFORNIA	)
) ss.:
4	COUNTY OF LOS ANGELES	)

5	NATIONAL MERCHANT CENTER v. MEDIANET GROUP TECHNOLOGIES
8:11-cv-00433-AG-JCG

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I am employed in the County of Los Angeles, State of California. I am over the age of 18 and not a party to the within action. My business address is 555 South Flower Street, Forty-Fifth Floor, Los Angeles, California 90071.
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8
On March 16, 2012, I served the within document(s) described as:
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NOTICE OF LODGING OF PROPOSED DECLARATORY JUDGMENT IN FAVOR OF MEDIANET GROUP TECHNOLOGIES, INC. AND AGAINST NATIONAL MERCHANT CENTER AND FIRST DATA MERCHANT SERVICES CORPORATION ON MEDIANET'S CLAIM FOR IMMEDIATE RETURN OF RESERVE FUNDS AND PROOF OF SERVICE
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12	on the interested parties in this action as stated below:

13	Jonathan G. Gabriel, Esq.

14	Gary Salomons, Esq.
Jeffrey Alpert, Esq.
15	David S. Mayes, Esq.
GABRIELSALOMONS, LLP
16	16311 Ventura Blvd, Suite 970
Encino, CA 91436
17
818-906-3700
18	818-906-2142

19	☒ (CM/ECF) Pursuant to the United States District Court Procedural Rules for Electronic Case Filing and the Case Management/Electronic Case Filing Rules, I electronically served the above-listed documents on the parties shown above for the above-entitled case, as listed above.

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21	Executed on March 16, 2012, at Los Angeles, California.

22	I declare under penalty of perjury that I am employed in the office of a member of the bar of this Court at whose direction the service was made and that the foregoing is true and correct.

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24	Annette F. Mijanovic
	(Type or print name)	(Signature)
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LAW OFFICES HAIGHT, BROWN & BONESTEEL, L.L.P. Los Angeles	DECLARATORY JUDGMENT